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EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of SteelCloud, Inc. (the "Company") on Form 10-K for the year ended October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

            1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.

January 27, 2006                               By: /s/ Kevin Murphy
                                                   ----------------
                                               Name: Kevin Murphy
                                               Title: Chief Financial Officer